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                                                                    Exhibit 10.3


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made as of February 1, 2001, between Symmetricom, Inc., a California corporation ("Pledgee"), and Thomas Steipp ("Pledgor"), with reference to the following facts:

     Pursuant to a Stock Option Agreement entered into under the Symmetricom, Inc. Amended and Restated 1999 Stock Plan (the "Plan") Pledgor has purchased fifty thousand (50,000) shares of Pledgee's Common Stock (the "Shares") at a price of $4.75 per share plus taxes, for a total purchase price of five hundred fifty five thousand dollars ($555,000). Pledgor has delivered to Pledgee a Full Recourse Promissory Note (the "Note") for the purchase price of the Shares. Pledgee desires to obtain security for payment of the Note in the form of a pledge of the Shares, as set forth herein.

     NOW, THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. To provide security for payment of the Note, Pledgor, pursuant to the California Commercial Code, hereby pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by Certificate No. _____, duly endorsed in blank or with executed stock powers, and herewith delivers the certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold the certificate subject to the terms and conditions of this Security Agreement. The Shares (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgee's Covenants. At all times while Pledgee is holding the Shares as security under this Security Agreement, Pledgee shall:

               (a) Collect any dividends that may be declared on the Shares and credit such dividends against any accrued interest or unpaid principal under the Note, as part payment; and

               (b) Collect and hold any shares that may be issued upon conversion of the Shares; and

               (c) Collect and hold any other securities or other property that may be distributed with respect to the Shares; and

               (d) Any such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Security Agreement and shall be held by Pledgee under this Security Agreement.

     3. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

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               (a) Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               (b) The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               (c) In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 221 of Title 12 of the Code of Federal Regulations ("Regulation U"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

       4. Voting Rights. During the term of this Security Agreement and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

       5. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

       6. Options and Rights. In the event that, during the term of this Security Agreement, subscription options or other rights or options shall be issued in connection with the pledged Shares, such options and other rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

       7. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event either of the following occurs:

               (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

               (b) Pledgor fails to perform any of the covenants set forth in the Stock Option Agreement entered into under the Plan pursuant to which the Shares were acquired or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

                   7.1 In the event of a default, Pledgee shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the California Commercial Code. Without limiting the foregoing, Pledgee may, after giving 10 days' prior written notice to the Pledgor by certified mail at his residence or business address, sell any or all of the Shares in such manner and for such price as


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Pledgee may determine, including (without limitation) through a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery. Pledgee is authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Shares to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Shares, to restrict the prospective bidders or purchasers and the use any purchaser may make of the Shares and impose any other restriction or condition that Pledgee deems necessary or advisable under the federal and state securities laws.

                   7.2 Upon any sale described in Section 7.1, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Shares so sold. Each purchaser at any such sale shall hold the Shares so sold absolute, free from any claim or right of any kind. In case of any sale of any or all of the Shares on credit or for future delivery, the Shares so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Shares so sold and, in case of any such failure, such Shares may again be sold under the terms of Section 7.1.

                   7.3 Pledgor hereby agrees that any disposition of any or all of the Shares by way of a private placement or other method, which in the opinion of Pledgee is required or advisable under federal and state securities laws, is commercially reasonable. At any public sale, Pledgee may (if it is the highest bidder) purchase all or any part of the Shares at such price as Pledgee deems proper. Out of the proceeds of any sale, Pledgee may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. Pledgee shall pay the balance of such proceeds, if any, to Pledgor. Pledgor shall be liable for any deficiency that remains after Pledgee has exercised its rights under this Security Agreement.

       8. Release of Collateral. Upon payment in full of the outstanding principal balance of the Note and all interest and other charges due under the Note, Pledgee shall release from pledge and deliver to Pledgor the Collateral pledged hereunder.

       9. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

       10. Term. This Security Agreement and the pledge of Shares effected hereunder, shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Shares shall be promptly delivered to Pledgor.

       11. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.


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       12. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

       13. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

       14. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees; successors, assigns, heirs, executors and administrators.

       15. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.



                            [Signature Page Follows]


     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.

                              PLEDGOR

                                  /S/ Thomas Steipp
                                -----------------------------------------

                                  Thomas Steipp
                                -----------------------------------------
                                Print Name

                                Address:      ___________________________

                                              ___________________________

                                PLEDGEE

                                SYMMETRICOM, INC.
                                a California corporation

                                By:    /S/ William Slater
                                       ----------------------------------
                                Title:  CFO
                                       ----------------------------------

                                PLEDGEHOLDER

                                /S/ William Slater
                                -----------------------------------------
                                CFO of
                                SYMMETRICOM, INC.


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